UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)              May 11, 2005

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code             (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR       240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On May 12, 2005, Cephalon, Inc. (the “Registrant”), Cepsal Acquisition Corp., a wholly-owned subsidiary of the Registrant, and Salmedix, Inc. (“Salmedix”) (together with certain individuals representing the stockholders of Salmedix) entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Under the terms of the Merger Agreement, Cepsal Acquisition Corp. will be merged (“the “Merger”) with and into Salmedix, with Salmedix continuing as the surviving corporation and a wholly-owned subsidiary of the Registrant.  At the effective time of the Merger, the holders of the outstanding capital stock, on a fully-diluted basis, of Salmedix will be entitled to receive approximately $160 milion cash and payments totaling up to $40 million upon achievement of certain regulatory milestones.  The completion of the transaction is subject to several conditions, including the approval of the Merger by the stockholders of Salmedix and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act.  The Merger is expected to close in the second quarter of 2005. There are no material relationships between the Registrant and Salmedix or any affiliates of the Registrant and Salmedix, other than by virtue of the Merger Agreement.  The Registrant hereby incorporates by reference the press release dated May 12, 2005, attached hereto as Exhibit 99.1, and made a part of this Item 1.01.

Item 8.01                                             Other Events.

On May 11, 2005, the Registrant and H. Lundbeck A/S announced the discontinuation of their Phase 2/3 clinical trial of CEP-1347 in Parkinson’s disease.  An independent data monitoring committee completed a planned review of interim results and concluded that the data are unlikely to provide evidence of significant effect. There were no safety concerns in the trial.  The Registrant hereby incorporates by reference the press release dated May 11, 2005, attached hereto as Exhibit 99.2, and made a part of this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.

None

(b)                                 Pro forma Financial Information.

None

(c)                                  Exhibits.

Exhibit No.	Description of Document
99.1	Press Release dated May 12, 2005 – Cephalon Announces Acquisition of Salmedix

99.2	Press Release dated May 11, 2005 – Cephalon and H. Lundbeck Announce Discontinuation of CEP-1347 Clinical Trial in Parkinson’s Disease

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 13, 2005	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 12, 2005 – Cephalon Announces Acquisition of Salmedix

99.2	Press Release dated May 11, 2005 – Cephalon and H. Lundbeck Announce Discontinuation of CEP-1347 Clinical Trial in Parkinson’s Disease